Vanguard Convertible Securities Fund

Supplement to the Prospectus and Summary Prospectus Dated
March 24, 2017

Prospectus and Summary Prospectus Text Changes
The following replaces similar text under the “Investment Advisor” heading:
Portfolio Managers
Stuart Spangler, CFA, Managing Director of Oaktree. He has managed the
Fund’s U.S. convertible securities investments since 2015 (co-managed since
2017).
Andrew Watts, CFA, Managing Director of Oaktree. He has co-managed the
Fund’s U.S. convertible securities investments since 2017.
Abe Ofer, Managing Director of Oaktree. He has co-managed the Fund’s foreign convertible securities investments since 2010.
Jean-Pierre Latrille, Senior Vice President of Oaktree. He has co-managed the
Fund’s foreign convertible securities investments since 2016.
Petar Raketic, CFA, Senior Vice President of Oaktree. He has co-managed the
Fund’s foreign convertible securities investments since 2016.

(over, please)

Prospectus Text Changes
In the More on the Fund section, the following replaces similar text under the
“Investment Advisor” heading:

The managers primarily responsible for the day-to-day management of the Fund are:

Stuart Spangler, CFA, Managing Director of Oaktree. He has worked in investment management since 1993, has been with Oaktree since 1997, and has managed the Fund’s U.S. convertible securities investments since 2015
(co-managed since 2017). Education: B.S., U.S. Air Force Academy.

Andrew Watts, CFA, Managing Director of Oaktree. He has worked in investment management and managed investment portfolios since 1987, has been with Oaktree since 1995, and has co-managed the Fund’s U.S. convertible securities investments since 2017. Education: B.A., Rhodes College.

Abe Ofer, Managing Director of Oaktree. He has worked in investment management since 1984, has managed investment portfolios since 1989, and has co-managed the Fund’s foreign convertible securities investments since
2010. Education: B.A., Reed College; M.B.A., University of Chicago.

Jean-Pierre Latrille, Senior Vice President of Oaktree. He has worked in investment management since 1994, has managed investment portfolios since
2007, and has co-managed the Fund’s foreign convertible securities investments since 2016. Education: B.S., Universidad Austral de Chile; M.B.A.,
Wharton School of the University of Pennsylvania.

Petar Raketic, CFA, Senior Vice President of Oaktree. He has worked in investment management since 2005 and has managed investment portfolios and co-managed the Fund’s foreign convertible securities investments since
2016. Education: B.S., University of Maryland.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

CFA® is a registered trademark owned by CFA Institute

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
PS 82A 122017

Vanguard Convertible Securities Fund

Supplement to the Statement of Additional Information Dated March 24, 2017

Important Change to Vanguard Convertible Securities Fund
Andrew Watts now co-manages the Fund’s U.S. convertible securities investments with Stuart Spangler. Abe Ofer,
Jean-Pierre Latrille, and Petar Raketic remain as co-managers of the Fund’s foreign convertible securities investments.
The Fund’s investment objectives, strategies, and policies remain unchanged.

Statement of Additional Information Text Changes
The following replaces similar text under “1. Other Accounts Managed” in the Investment Advisory Services section:

Stuart Spangler and Andrew Watts co-manage a portion of Vanguard Convertible Securities Fund; as of November 30,
2016, the Fund held assets of $1.5 billion. As of November 30, 2016, Mr. Spangler also managed 1 other registered investment company with total assets of $179 million, 2 other pooled investment vehicles with total assets of $267 million, and 16 other accounts with total assets of $1.9 billion (none of which had advisory fees based on account performance). As of September 30, 2017, Mr. Watts also managed 3 other registered investment companies with total assets of $290 million, 4 other pooled investment vehicles with total assets of $772 million, and 18 other accounts with total assets of $2.3 billion (none of which had advisory fees based on account performance).

In the same section, the following replaces the second paragraph under “3. Description of Compensation”:

The compensation for Stuart Spangler, Andrew Watts, Abe Ofer, Jean-Pierre Latrille, and Petar Raketic, Portfolio
Managers of the Fund, generally consists of a base salary, participation in the firm-wide bonus pool, and distributions under Oaktree’s equity plan. At Oaktree, salaries are capped so that a significant portion of an individual’s compensation is derived from bonuses, which are a function of the firm’s profitability and the individual’s responsibilities and performance, and equity participation for the most senior employees. The Portfolio Managers’ compensation is not specifically dependent on the performance of the Convertible Securities Fund on an absolute basis or relative to the
Fund’s specific benchmark. They are not compensated based on the growth of the Fund’s, or any other clients’, assets except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability. They do not receive a percentage of the revenue earned on any global convertible securities client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

Also in the same section, the following is added to the paragraph under “4. Ownership of Securities”:
As of October 31, 2017, Mr. Watts owned shares of the Fund within the $500,001 - $1 million range.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 82A 122017